Exhibit 8

Subsidiaries

Company	Country of Incorporation

ADMIRED ASSET INC.	Marshall Islands

ARABIAN OIL SERVICES INC.	Marshall Islands

ARACRUZ TRADING LTD.	Marshall Islands

AURORA INVESTMENTS INC.	Marshall Islands

BAHLA BEAUTY INC.	Marshall Islands

BARONESS HOLDINGS INC.	Marshall Islands

CANNES VIEW INC.	Marshall Islands

CALABASAS INDUSTRIES INC.	Marshall Islands

CALIFORNIA GASES INC.	Marshall Islands

CARINTHIA INC.	Liberia

CHIOS LEGACY INC.	Marshall Islands

CLEAN POWER INC.	Marshall Islands

COLORADO OIL AND GAS INC.	Marshall Islands

DAYTONA INDUSTRIES INC.	Marshall Islands

EAST PROPANE INC.	Marshall Islands

EASTERN EXPLORATION INC.	Marshall Islands

ECOBUTANE INC.	Marshall Islands

ECOGAS TRADING INC.	Marshall Islands

ECOPROPANE INC.	Marshall Islands

ECOVCM INC.	Marshall Islands

ECSTASEA INC.	Marshall Islands

EMPIRE SPIRIT LTD.	Marshall Islands

EMPRESS ENTERPRISES LTD	Marshall Islands

ENERGETIC PENINSULA LIMITED	Hong Kong

EVOLUTION CRUDE INC.	Marshall Islands

FIGHTER GAS INC.	Marshall Islands

FINANCIAL POWER INC.	Marshall Islands

GASTECH INC.	Marshall Islands

GENEVE BUTANE INC.	Marshall Islands

GOLDEN SHADOW INC.	Marshall Islands

ICELAND LIMITED	Malta

INTERNATIONAL GASES INC.	Marshall Islands

ITALIA TRADES INC.	Marshall Islands

JAPANESE LEASING SCHEMES INC.	Marshall Islands

JUNGLE INVESTMENT LIMITED	Malta

K INVESTMENTS INC.	Marshall Islands

KAIZEN INDUSTRIES INC.	Marshall Islands

KING OF HEARTS INC.	Marshall Islands

LUCKYBOY INC.	Marshall Islands

MANAMA PRIDE INC.	Marshall Islands

MATRIX GAS TRADING LTD.	Marshall Islands

MR. ROI INC.	Marshall Islands

NORTHERN CAPITAL HOLDING INC.	Liberia

NORTHERN YIELD SHIPPING LIMITED	Cyprus

OCTOPUS GAS INC.	Liberia

OXFORDGAS LTD.	Marshall Islands

PELORUS INC.	Liberia

PETCHEM TRADING INC.	Marshall Islands

RADIANT ENTERPRISES INC.	Marshall Islands

REVOLUTION INC.	Marshall Islands

RISING SUN INC.	Liberia

SANTA BARBARA INC.	Marshall Islands

SANTA MONICA INC.	Marshall Islands

SEMICHLAUS EXPORTS LTD.	Malta

SENIOR INVESTMENTS INC.	Marshall Islands

SIKOUSIS LEGACY INC.	Marshall Islands

SOLEIL TRUST INC.	Marshall Islands

SOUND EFFEX INC.	Marshall Islands

SPACEGAS INC.	Marshall Islands

STEALTHGAS INC.	Marshall Islands

STEAM POWER INC.	Marshall Islands

STUDIO CITY INC.	Marshall Islands

TANKPUNK, INC.	Marshall Islands

TATOOSH BEAUTY INC.	Liberia

TRIATHLON INC.	Marshall Islands

VENTSPILS GASES LTD.	Malta

WOLVERINES INC.	Marshall Islands